EXHIBIT 10.11

                                 OMNI USA, INC.

                          REGISTRATION RIGHTS AGREEMENT

      This Agreement is made as of _________________, 1997, by and among OMNI USA, INC., a Nevada corporation (the "Company"), and Edward L. Daniel and Joan Daniel (the "Holders"), who are all parties to that certain Mutual Release and Settlement Agreement of even date herewith (the "Settlement Agreement").

                                    PREAMBLE

      The Company wishes to extend registration rights to the Holders pursuant to the Settlement Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the Company and the Holders agree as follows:

      SECTION I. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

            (a) "COMMISSION" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

            (b) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

            (c) "HOLDER" shall mean Edward L. Daniel or Joan Daniel or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

            (d) "INITIATING HOLDER" shall mean any Holder or Holders of at least 300,000 of the Registrable Securities originally issued to the Holders.

            (e) "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

            (f) "REGISTRABLE SECURITIES" shall mean (i) the Settlement Shares as defined in the Settlement Agreement, to the extent that such shares have not been sold to the public; or (ii) stock issued in respect of stock referred to in
(i) above in any reorganization; or (iii) stock issued in respect of the stock referred to in (i) or (ii) as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (i) sold by a person in a transaction in which his rights under this Agreement are not properly assigned; or (ii) (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (C) the registration rights associated with such securities have been terminated pursuant to Section 12 of this Agreement.

            (g) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

      SECTION 2. RESTRICTIONS ON TRANSFERABILITY. The Registrable Securities (as defined herein) shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of the Registrable Securities held by a Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

      SECTION 3. RESTRICTIVE LEGEND. Each certificate representing Registrable Securities shall (unless other permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws or otherwise):

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RIGHTS TO REGISTER THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

      Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Agreement.

      SECTION 4. NOTICE OF PROPOSED TRANSFER. The Holder of each certificate representing Registrable Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 4. Each such Holder agrees not to make any disposition of all or any portion of any Registrable Securities unless and until:

            (a) There is in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (b) (i) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and

                  (ii) If reasonably requested by the Company, such Holder shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition shall not require registration of such shares under the Securities Act.

      SECTION 5.  DEMAND REGISTRATION.

            (a) If the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to all or at least 300,000 of the Registrable Securities held by the Holders or their permitted successors and assigns, the Company shall:

                  i. promptly give written notice of the proposed registration to all other Holders; and

                  ii. as soon as practicable use its best efforts to register (including, without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all Registrable Securities which the Initiating Holders request to be registered within twenty
                  (20) days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to file a registration statement pursuant to this Section 5:

                        (A) prior to August 1, 1998 or after written notification to the Holders that the Company intends to effect a registration of its shares (but in such latter case the registration statement applicable thereto must be filed within ninety (90) days;

                        (B) in any particular state in which the Company would be required to execute a general consent to service of process in effecting such registration;

                        (C) within 180 days following the effective date of any registered offering of the Company's securities to the general public;

                        (D) in any registration having an aggregate offering price (before deduction of underwriting discounts and expenses of sale) of less than $1,000,000; or

                        (E) after the Company has effected one such registration pursuant to this Section 4 and such registration has been declared or ordered effective.

Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ninety (90) days after receipt of the request or requests of the Initiating Holders and shall use reasonable best efforts to have such registration statement promptly declared effective by the

Commission whether or not all Registrable Securities requested to be registered can be included; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed within such ninety-day (90-day) period and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than ninety (90) days after the expiration of the initial ninety-day (90-day) period within which to file such registration statement; provided, that during such time the Company may not file a registration statement for securities to be issued and sold for its own account.

            (b) The Initiating Holders shall distribute the Registrable Securities covered by their request by means of an "firm commitment" underwriting, and shall include the identity of the underwriter and information concerning the terms of the underwriting in the written notice referred to in subsection 5(a). The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; provided, however, that securities to be included in such registration statement as a result of piggyback registration rights as well as any securities to be offered by the Company, its officers and employees shall be excluded from the registration statement prior to the exclusion of any Registrable Securities held by the Holders. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters) the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the limitation as set forth above. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

      SECTION 6.  PIGGYBACK REGISTRATION.

            (a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                  (i) give to each Holder written notice thereof as soon as practicable prior to filing the registration statement; and

                  (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection (b) below.

            (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 6(a)(i). In such event, the right of any Holder to registration pursuant to this Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration. The Company shall so advise all Holders and the other Holders distributing their securities through such underwriting pursuant to piggy-back registration rights similar to this
Section 6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and other securities held by other holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      SECTION 7. EXPENSES OF REGISTRATION. One half of all expenses incurred in connection with registrations pursuant to Section 5 hereof and all expenses incurred in connection with registrations pursuant to Section 6 hereof, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities or fees of a separate legal counsel of a Holder. The remaining one half of the other expenses incurred in connection with registrations pursuant to Section 5 hereof shall be borne by the Initiating Holders whose shares are being registered, pro rata.

      SECTION 8. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

            (a) keep such registration pursuant to Section 5 or 6 continuously effective for a period ninety (90) days, or, in each case, such reasonable period necessary to permit the Holder or Holders to complete the distribution described in the registration statement relating thereto, whichever first occurs;

            (b) promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act; and to keep such registration statement effective for that period of time specified in Section 8(a) above;

            (c) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

            (d) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

            (e) use commercially reasonable efforts to register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder or underwriter reasonably requires, and keep such registration or qualification effective during the period set forth in
Section 8(a) above;

            (f) cause all Registrable Securities covered by such registrations to be listed on each securities exchange, including NASDAQ, on which similar securities issued by the Company are then listed; and

            (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

            (h) notify each Holder, at any time a prospectus covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

            (i) take such other actions as shall be reasonably requested by any Holder.

      SECTION 9.  INDEMNIFICATION.

            (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 5 or Section 6, the Company will indemnify and hold harmless each Holder of such Registrable Securities thereunder against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in writing by such Holder specifically for use therein.

            (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and each underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the 'extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein.

            (c) Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

            (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering.

            (e) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 9(e) shall be limited to an amount equal to the proceeds to such Holder of the Restricted Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Restricted Securities).

            (f) Survival of Indemnity. The indemnification provided by this
Section 9 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

      SECTION 10. LOCKUP AGREEMENT. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company's securities (except for any registration which the Initial Holders have been excluded from reasonably participating) upon the reasonable request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed 180 days from the effective date of such registration as the Company and the underwriters may specify, so long as all Holders or stockholders holding more than one percent of the outstanding common stock and all officers and directors of the Company are bound by a comparable obligation provided, however, that nothing herein shall prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.

      SECTION 11. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration referred to herein.

      SECTION 12. TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities of a Holder and keep information available granted to a Holder by the Company under Sections 5 and 6 may be assigned by a Holder to a transferee or assignee who receives at least 350,000 shares of Registrable Securities (as adjusted for stock splits and the like); provided, that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. Nothwithstanding the foregoing, a holder may assign his or her rights hereunder to any financial institution in connection with a pledge of Registrable Securities.

      SECTION 13. TERMINATION OF RIGHTS. The rights of any particular Holder to cause the Company to register securities under Section 5 or Section 6 shall terminate with respect to such Holder shall terminate at 5:00 p.m.
Houston time four (4) years after the date hereof.

      SECTION 14. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holders as follows:

            (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

            (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

      SECTION 15.  MISCELLANEOUS.

            (a) Amendments. This Agreement may be amended only by a writing signed by the Holders of more than fifty percent (50%) of the Registrable Securities, as constituted from time to time. The Holders hereby consent to future amendments to this Agreement that permit future investors, other than employees, officers or directors of the Company, to be made parties hereto and to become Holders of Registrable Securities; provided, however, that no such future amendment may materially impair the rights of the Holders hereunder without obtaining the requisite consent of the Holders, as set forth above.

            (b) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

            (c) Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and may be sent initially by facsimile transmission and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at such Holder's address set forth on the books of the Company, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to the Company's current address at 7502 Mesa Road, Houston Texas 77028, or at such other address as the Company shall have furnished to the Holders. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by first class, postage pre-paid mail, at the earlier of its receipt or seventy-two
(72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

            (d) Non public information. Any other provisions of this agreement to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed thirty (30) days (and for periods not exceeding, in the aggregate, sixty (60) days in any 24-month period) if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

            (e) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            (f) Dilution. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

            (g) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Texas without regard to principles of conflict of law.

                                          OMNI USA, INC.

                                          By: _________________________
                                          Name: _______________________
                                          Title: ______________________

                                          _____________________________
                                          EDWARD L. DANIEL

                                          _____________________________
                                          JOAN DANIEL